Susquehanna Bancshares, Inc. Investor Presentation 3 rd Quarter 2013 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
During the course of this presentation, we may make projections and other forward-looking statements regarding priorities and strategic objectives of
Susquehanna Bancshares, Inc., as well as projected capital ratios, efficiency ratios, net income and earnings. We encourage investors to understand forward-looking statements to be strategic objectives rather than absolute targets of future performance. We wish to caution you that these forward-
looking statements may differ materially from actual results due to a number of risks and uncertainties. For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the
Securities & Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2012 and Form 10-Q for the quarter ended
June 30, 2013. Susquehanna assumes no obligation to update the forward-
looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

Who is Susquehanna?
Who is Susquehanna?
Corporate Overview
Super-community bank headquartered in
Lititz, PA
261 banking offices concentrated in Central
PA, Western MD, and Philadelphia and
Baltimore MSAs
38
th
largest U.S. commercial bank by assets
and 2
nd
largest headquartered in PA
Experienced management team with extensive
market knowledge
Franchise is a diversified mix of consumer and
business customers, products and revenue
sources
Non-bank affiliates offering products and
services in:
Wealth management
Insurance brokerage and employee benefits
Commercial finance
Vehicle leasing
Selected Data as of 6/30/2013
Assets: $18.1 billion
Deposits: $12.8 billion
Loans & Leases: $13.2 billion
Assets under management $7.7 billion
and administration:
Market Cap
1
: ~$2.5 billion
Average daily volume
2
: >1 million shares
Institutional ownership: > 70%
Dividend yield
3
: 2.38%
NASDAQ: SUSQ
1 Based on closing price on August 6  , 2013
2 Three month
3 Based on most recent dividend of $0.08 per share

th

Uniquely Positioned
Uniquely Positioned
Source: SNL
Note: Regulatory branch and deposit data as of June 30, 2012; banks and thrifts with deposits in counties SUSQ operates in PA/NJ/MD/WV; traditional and in-store branches only, as defined by SNL
Counties of operation are listed in the “Additional Materials” slides at the conclusion of this presentation
Rank Institution Branch Count
Total Deposits
in Market
($000)
Total Market
Share (%)
1 Wells Fargo 382 41,184,192 15.1%
2 PNC 409 27,478,555 10.1%
3 Bank of America 232 25,438,859 9.3%
4 M&T Bank 318 24,230,842 8.9%
5 Toronto-Dominion Bank 169 19,136,622 7.0%
6 Royal Bank of Scotland 222 18,315,013 6.7%
7 Susquehanna 261 12,710,372 4.7%
8 Fulton 192 9,475,981 3.5%
9 Banco Santander 180 8,719,850 3.2%
10 National Penn 121 5,812,837 2.1%
11 BB&T 69 4,051,430 1.5%
12 Beneficial 68 3,888,497 1.4%
13 First Niagara 63 2,684,122 1.0%
14 SunTrust 52 2,128,252 0.8%
15 Metro 34 2,106,159 0.8%
Total (1-15) 2,772 207,361,583    76.1%
Total (1-244) 4,291 272,493,052    100.0%
Deposit Market Share: Counties of Operation
4
Top 3 market share in 12
counties
Top 5 market share in half the
MSAs where we do business
Largest locally based
community bank
Increased share in 14 out of
22 MSAs from 2011 to 2012
Significant opportunities exist
to gain market share

Building on Momentum
Building on Momentum
Regional structure that empowers local community bankers with the authority, incentives and products they need to drive loan growth, particularly in consumer lending and small business and middle-market banking
Peer leading net interest margin to be defended by further
improving funding costs, including continued core deposit
growth, and ongoing active balance sheet management
Growing fees as a percentage of total revenues by investing in non-bank businesses, building full client relationships and
maximizing significant untapped cross-sell potential
Committed to continuous delivery model improvement, after
streamlining expense structure and improving efficiency in 2012
Strong capital position and focus on growing returns enhances ability to execute on organic and strategic growth opportunities
1.
Take share, drive
organic loan growth
2.
Defend Margin
3.
Grow fee revenue
4.
Maintain efficiency
5.
Accelerate capital
generation and returns
Opportunity
Susquehanna

Core Deposit Growth
Commercial and Consumer
Loan Growth
Expand Fee Income as a % of
Total Revenue
Differentiated Customer
Experience
Elevate Employee Engagement
Focus for 2013
Focus for 2013
Technology and mobile delivery
Retail and commercial products
enhancements
Enhance C&I talent and capacity
Increase cross-sell
Talent and leadership
development
Process review and
improvements
Objectives Selected Initiatives

2
nd
Quarter 2013 Highlights
2
nd
Quarter 2013 Highlights
GAAP EPS of $0.24
Increased 4.3% linked quarter, 20% YOY
Steady organic loan growth
Total loans and leases grew 1.2% linked quarter, 4.5% YOY
Continued  focus on core deposit growth
Core deposits decreased by 0.5% linked quarter, but increased 6.2% YOY
Strong net interest margin and fee income revenue growth
Net interest margin of 3.88%; Fee income to total revenue
1
of 24.0% compared to 20.1% in 2Q12
Significant improvement in profitability
ROAA of 1.01% compared to 0.95% and 0.85% in 1Q13 and 2Q12, respectively
ROATE
2
of 14.30% compared to 13.87% and 13.23% in 1Q13 and 2Q12, respectively
Solid credit quality metrics and capital ratios
NPAs at 0.94% of loans, leases and foreclosed real estate
Strong coverage ratio with allowance representing 170% of nonaccrual loans and leases
Tangible common ratio
2
of 8.21%; regulatory ratios exceed “well capitalized”
1 Excludes pre-tax gain of $2.3mn in BOLI claim proceeds in 2Q13 and gains/losses on sale of securities
2 Non-GAAP based financial measures; please refer to the “Additional Materials” slides at the conclusion of this presentation for calculations

Momentum:
Loan Growth
Momentum:
Loan Growth
Total Loans Total Loans 12/31/2007 Total Loans 6/30/2013
$8.8 Billion
Strong Loan Growth Momentum
$13.2 Billion
8
Organic Loan CAGR:
3.5%
Consumer,
5%
Leases, 5%
Commercial,
financial and
agricultural,
20%
Real estate –
construction
15%
Real estate
secured -
commercial,
30%
Real estate
secured -
residential,
25%
Consumer,
7%
Leases, 8%
Commercial,
financial and
agricultural,
17%
Real estate –
construction
6%
Real estate
secured -
commercial,
31%
Real estate
secured -
residential,
31%
Loans and leases grew 4.5% since 2Q12
Loan and lease originations were up 41.0% from 2Q12

Asset Quality Continues to Improve
Asset Quality Continues to Improve

0.96
0.30
3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13
Net Charge-Offs / Average Loans & Leases (%)
1.95
0.94
3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13
NPAs / Loans & leases + foreclosed real estate (%)
119
170
3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13
ALLL / Nonaccrual loans & leases (%)

Positioned For Further Growth
Positioned For Further Growth
Pennsylvania Market
Delaware Valley Market Maryland Market
Foundation for growth with stable
commercial and retail banking base
providing ample deposits
Home to distribution hubs for global
retailers, manufacturers and distributors
serving Northeast and Mid-Atlantic
markets
Includes Philadelphia and the state’s
four most-affluent counties
Growth opportunities fueled by world-
leading education, health care and
research institutions
Includes Baltimore and four of the
nation’s 45 most-affluent counties
including no. 5, Howard County
Growth opportunities fueled by world-
leading education, health care and
research institutions, as well as major
federal agencies and contractors
Note: The 16 counties comprising the company’s Pennsylvania Market, the 10 counties comprising the company’s Delaware Valley Market and the 14 counties comprising the company’s Maryland Market are listed in the “Additional Materials” slides at the conclusion of this presentation

Market Opportunity
Market Opportunity
HOME MARKET: METRO GROWTH MARKETS:
Central PA
5
Philadelphia
6
Baltimore
7
2007 2012 2012 2012
Total Deposits $55.5 B $65.3 B
18% Growth
$128.5 B $63.0 B
in Current Market
SUSQ Deposits $2.2 B $5.9 B
170% Growth
$3.0 B $1.2 B
Rank/Market Share #9 / 3.9% #5 / 9.0% #8 / 2.4% #7 / 1.9%
Primary Competitors PNC, M&T, Fulton TD, RBS, PNC M&T, PNC, BB&T
Median Household Income $50,976 $58,051 $62,687
Estimated Household Income 19.7% 23.1% 22.8%
Growth from 2011-2016
Population 3.6 M 3.7 M 3.5% Growth 5.3 M 2.7 M
Estimated Population 3.1% 1.8% 2.3%
Growth from 2011-2016
# of Businesses with 135,105 222,902 102,402
< $10M in Sales
1  Source: FDIC Deposit Market Share Report
2 Source: SNL, ESRI.  Household Income data reported for Philadelphia and Baltimore metro markets represents Philadelphia-Camden-Wilmington and Baltimore-Towson MSAs, respectively
3 Source: SNL, ESRI
4 Source: The Nielsen Company
5  16 counties comprising Susquehanna’s Pennsylvania Market; please refer to the market definitions set forth in the “Additional Materials” slides at the conclusion of this presentation
6 Philadelphia Metro = Bucks, Burlington, Camden, Chester, Delaware, Gloucester, Montgomery and Philadelphia counties
7 Baltimore Metro = Anne Arundel, Baltimore, Baltimore (City), Carroll, Harford and Howard counties
11
1
2
2
3
4

Momentum:
Defending Net Interest Margin
Momentum:
Defending Net Interest Margin
Active Balance Sheet Management
Focus on core deposit growth
FHLB debt prepayment (4Q11)
Trust preferred and sub debt redemption
(3Q/4Q12)
Countering the Headwinds
Increase low cost core deposits
$400+ million in high rate CD’s maturing in 2013
Successfully retained over 80% in June 2013
12
4.10%
3.92%
4.06%
3.97%
3.88%
3.65%
3.60%
3.51%
3.41%
3.44%
0.84%
0.70%
2Q12 3Q12 4Q12 1Q13 2Q13
SUSQ NIM Peer NIM SUSQ Cost of Funds
Note: Peer company information is average of peer data per SNL; identification of peer companies is included in the “Additional Materials” at the conclusion of this presentation

Strong Core Deposit Growth
Strong Core Deposit Growth
Strong Core Deposit Growth Momentum
Positive results in mobile deposit services and stellar checking account
Core deposits now account for 70% of total deposits
Core deposit growth of 6.2% since 2Q12
Cost of deposits decreased from 2.86% in 4Q07 to 0.51% in 2Q13
13
Demand
Deposits,
14%
Interest
-
demand,
32%
Savings, 8%
Time of
$100K or
more, 15%
Time <
$100K, 31%
bearing
Demand
Deposits,
15%
Interest
bearing
demand,
46%
Savings, 8%
Time of
$100K or
more, 14%
Time <
$100K, 17%
-
Organic Core Deposit CAGR:
7.3%
Total Deposits 12/31/2007
Total Deposits 6/30/2013
$8.9 Billion $12.8 Billion

Momentum:
Growing Fee Revenue
Momentum:
Growing Fee Revenue
June 30, December 31, June 30,
2012 2012 2013
Service charges on deposit accounts 8,583 $   9,158 $         9,347 $
Vehicle origination and servicing fees 2,226      3,746            2,407
Wealth management commissions and fees 12,297    11,882          13,289
Commissions on property and casualty insurance sales 3,930      3,749            4,360
Other commissions and fees 4,800      6,680            6,686
Income from bank-owned life insurance 1,631      1,603            1,520
Mortgage banking revenue 4,343      4,835            3,998
Fee Revenue ($000) - Quarter Ending

Momentum:
Efficiency Focus Benefits Core Performance
Momentum:
Efficiency Focus Benefits Core Performance
Successfully lowered efficiency ratio from 66.83% for 2011 to 60.37% for 2012
2Q13 efficiency ratio below management target of 60.0%
Achieved desired cost savings of $58 million from acquisitions and core Susquehanna operations
Opportunity exists to optimize delivery model, including planned investments in technology and web/mobile banking
($000)
15
60.21%
58.98%
60.96%
60.17%
59.57%
2Q12 3Q12 4Q12 1Q13 2Q13
Total Revenue Total Noninterest Expense Efficiency Ratio
$75,000
$95,000
$115,000
$135,000
$155,000
$175,000
$195,000
$215,000
Note: Efficiency ratio excludes net realized gain on acquisition, merger related expenses and loss on extinguishment of debt and is a non-GAAP based financial measure; please refer to the  “Additional Materials” slides at the conclusion of this presentation for calculations

Momentum:
Capital Generation and Returns
Momentum:
Capital Generation and Returns
Capital ratios remain strong
We do not expect Basel III to have a material impact to our risk-weighted assets
Assuming phase out of TruPS was effective today, we believe we would be fully compliant with revised capital requirements, including the capital conservation buffer
Capital generation has benefited from a leading ROATE and 30-35% dividend payout ratio
Growing capital strength ensures ability to execute on capital allocation priorities
Support continued organic growth
Position for changing regulatory landscape
Increase quarterly cash dividends to shareholders
Consider strategic M&A opportunities
Tangible
Common
Equity
Tier 1
Common /
RWA
Tier 1
Leverage
Tier 1
Risk-Based
Total
Risk-Based
6/30/2013 8.21% 10.41% 9.42% 11.54% 12.94%
Management
Minimum
Target
7.50% 8.00% 6.00% 9.50% 11.50%
1
The tangible common equity ratio is a non-GAAP based financial measure; please refer to the “Additional Materials” slides at the conclusion of this presentation for calculations 16
1

Earnings Power Drives Returns
Earnings Power Drives Returns
Earnings and Dividends
ROATE ROAA
1 Non-GAAP based financial measure; please refer to the “Additional Materials” slides at the conclusion of this presentation for calculations
GAAP EPS
35% Payout
Ratio
Dividends
17
$0.14
$0.20 $0.20
$0.23 $0.23
$0.24
$0.08
$0.03
$0.05
$0.06
$0.07
$0.07
$0.08
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13
8.36%
13.23%
12.41%
14.01% 13.87%
14.30%
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13
0.58%
0.85%
0.81%
0.95% 0.95%
1.01%
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13
1

Building on Momentum
Building on Momentum
Regional structure that empowers local community bankers with the authority, incentives and products they need to drive loan growth, particularly in consumer lending and small business and middle-market banking
Peer leading net interest margin to be defended by further
improving funding costs, including continued core deposit
growth, and ongoing active balance sheet management
Growing fees as a percentage of total revenues by investing in non-bank businesses, building full client relationships and
maximizing significant untapped cross-sell potential
Committed to continuous delivery model improvement, after
streamlining expense structure and improving efficiency in 2012
Strong capital position and focus on growing returns enhances ability to execute on organic and strategic growth opportunities
1.
Take share, drive
organic loan growth
2.
Defend Margin
3.
Grow fee revenue
4.
Maintain efficiency
5.
Accelerate capital
generation and returns
Opportunity
Susquehanna

Additional Materials

Executive Leadership Team Executive Leadership Team 20

Critical Mass in Attractive Markets
Critical Mass in Attractive Markets
1   The 16 counties comprising the company’s Pennsylvania Market, the 10 counties comprising the company’s Delaware Valley Market and the 14 counties comprising the company’s Maryland Market are listed in the “Additional Materials” slides at the conclusion of this presentation
2 Company data as of 6/30/2013. Percentages based on internal company commercial and retail market allocations. Excludes leases and tax free loans and brokered and inter-company deposits
3 FDIC June 30, 2012 deposit market share data as reported by SNL for the counties comprising each of the company’s three markets
4 U.S. Census Bureau’s American Community Survey of median household income by county
Pennsylvania Market
Foundation for growth with stable commercial and
retail banking base providing ample deposits
Home to distribution hubs for global retailers,
manufacturers and distributors serving Northeast
and Mid-Atlantic markets
Susquehanna Bank Market
1
Pennsylvania Delaware
Valley
Maryland
Branches 119 76 66
Loans as % of total 47% 23% 30%
Deposits as % of total 44% 30% 26%
Deposit market share (rank)
2012 9.0%
(5)
2.7%
(8)
4.5%
(6)
2011 7.6%
(6)
1.3%
(9)
3.8%
(6)
2007 3.9%
(9)
1.2%
(12)
4.2%
(7)
Delaware Valley Market
Includes Philadelphia and the state’s four most-
affluent counties
Growth opportunities fueled by world-leading
education, health care and research institutions
Maryland Market
Includes Baltimore and four of the nation’s 45
most-affluent counties including no. 5, Howard
County
4
Growth opportunities fueled by world-leading
education, health care and research institutions,
as well as major federal agencies and contractors
21
2
2
3
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2
nd
Quarter 2013 Financial Highlights
2
nd
Quarter 2013 Financial Highlights
(Dollars in thousands, except earning per share data)
6/30/2013 12/31/2012 6/30/2012
Balance Sheet:
Loans and Leases 13,157,762 $  12,894,741 $  12,585,912 $
Deposits 12,764,232 $  12,580,046 $  12,690,524 $
Income Statement:
Net interest income 148,097 $       155,304 $       152,670 $
Pre-tax pre-provision income *
77,435 $         75,262 $         74,324 $
Provision for loan and lease losses 12,000 $         13,000 $         16,000 $
GAAP net income 45,648 $         43,174 $         37,793 $
GAAP EPS 0.24 $             0.23 $             0.20 $
Quarterly Performance Highlights
* Excludes merger-related and extinguishment of debt expenses

Loan and Lease Originations
Loan and Lease Originations
Average Balance*
($ in Millions)   Balance Originations   Balance Originations   Balance Originations   Balance Originations   Balance Originations
Commercial 1,847 $         206 $                 1,870 $         167 $                 1,898 $         226 $                 1,996 $         224 $                 2,005 $     221 $
Real Estate - Const & Land 936               74                       899               101                     859               92                       797               137                     777           148
Real Estate - 1-4 Family Res 2,262            101                     2,279            86                       2,274            72                       2,266            57                       2,262        67
Real Estate - Commercial 4,350            110                     4,315            121                     4,276            136                     4,295            206                     4,356        263
Real Estate - HELOC 1,128            88                       1,169            93                       1,209            89                       1,235            113                     1,285        154
Tax-Free 379               22                       390               55                       430               4                         427               3                         420           2
Consumer Loans 764               116                     794               110                     810               104                     820               114                     853           149
Commercial Leases 306               79                       299               81                       289               85                       287               78                       300           124
Consumer Leases 376               65                       424               86                       512               167                     644               138                     698           87
VIE 180               -                     173               -                     168               -                     162               -                     156           -
Total Loans 12,528 $       862 $                 12,612 $       900 $                 12,725 $       975 $                 12,929 $       1,070 $              13,112 $   1,215 $
2Q13 1Q13 4Q12 3Q12 2Q12
*By collateral type

Loan Mix & Yield
Loan Mix & Yield
Average Balance*
($ in Millions)
INT % QTR
Commercial 1,847 $        5.43%
$     1,870 5.31%
1,898 $         5.35%
$      1,996 5.28%
2,005 $      5.03%
Real Estate - Const & Land
936              5.66%            899 5.64% 859               5.90%             797 6.05% 777            6.69%
Real Estate - 1-4 Family Res 2,262           5.26%
        2,279 5.03%
2,274            4.97%
         2,266 4.91%
2,262         4.82%
Real Estate - Commercial 4,350           5.78%         4,315 5.60% 4,276            5.51%          4,295 5.43% 4,356         5.22%
Real Estate - HELOC
1,128           3.81%         1,169 3.82% 1,209            3.74%          1,235 3.68% 1,285         3.64%
Tax-Free
379              5.45%            390 5.40% 430               5.47%             427 5.10% 420            5.09%
Consumer Loans
764              5.21%            794 5.02% 810               4.95%             820 4.77% 853            4.52%
Commercial Leases
306              7.72%            299 7.48% 289               7.50%             287 7.56% 300            7.15%
Consumer Leases
376              4.60%            424 4.30% 512               4.11%             644 3.88% 698            3.68%
VIE
180              4.46%            173 4.42% 168               4.39%             162 4.36% 156            4.34%
Total Loans 12,528 $      5.33% $   12,612 5.23% 12,725 $       5.18% $    12,929 5.03% 13,112 $    4.95%
2Q13 2Q12 3Q12 4Q12 1Q13
*By collateral type

CRE and Construction Composition
CRE and Construction Composition
2Q13
25
Office, 16%
Retail, 15%
Other, 13%
Service, 11%
Residential, 8%
Land, 7%
Hotels - Motels, 6%
Warehouse, 6%
Multi-Family, 5%
Mixed Use, 5%
Commercial Construction,
4%
Industrial/Manufacturing, 2%
Recreational, 2%

Asset Quality
($ in Millions)
Asset Quality
($ in Millions)
2Q12 3Q12 4Q12 1Q13 2Q13
NPL's Beginning of Period 133.5 $         127.3 $      118.4 $      97.8 $        103.4 $
New Non Accruals 34.5              17.3           19.0           23.1           23.6
Cure/Exits/Other (16.8)             (6.2)            (21.5)          0.4             (13.4)
Gross Charge-Offs (17.3)             (15.8)          (15.4)          (15.5)          (5.0)
Transfer to OREO (6.6)               (4.2)            (2.7)            (2.4)            (3.5)
NPL's End of Period 127.3 $         118.4 $      97.8 $        103.4 $      105.1 $
26
$127
$118
$98
$103
$105
$75
$85
$95
$105
$115
$125
$135
2Q12 3Q12 4Q12 1Q13 2Q13
Non Accruals
$67
$57
$68
$66
$64
$30
$35
$40
$45
$50
$55
$60
$65
$70
2Q12 3Q12 4Q12 1Q13 2Q13
TDRs

Asset Quality
($ in Millions)
Asset Quality
($ in Millions)
27
$388
$415
$388
$403
$446
$200
$250
$300
$350
$400
$450
$500
2Q12 3Q12 4Q12 1Q13 2Q13
OAEM
$591
$539
$530
$532
$495
$350
$400
$450
$500
$550
$600
$650
2Q12 3Q12 4Q12 1Q13 2Q13
Substandard
$36
$63
$80
$59
$39
$30
$40
$50
$60
$70
$80
$90
2Q12 3Q12 4Q12 1Q13 2Q13
Past Due 30 -89 days
$11
$8 $8
$6
$7
$4
$5
$6
$7
$8
$9
$10
$11
$12
2Q12 3Q12 4Q12 1Q13 2Q13
Past due 90 days or more

Investment Securities
Investment Securities
EOP Balance
($ in Millions)
QTR Yield
Total Investment Securities $2,866 $2,908 $2,730 $2,553 $2,494
Duration (years)
3.6             3.6             3.6             3.6             4.3
Yield
2.92% 2.69% 2.59% 2.64% 2.61%
Unrealized Gain/(Loss)
$40.8 $61.9 $57.1 $50.6 ($2.7)
2Q13 1Q13 4Q12 3Q12 2Q12

Deposit Mix & Cost
Deposit Mix & Cost
Average Balance
($ in Millions)
INT % QTR
Demand
1,922 $     0.00% 1,938 $     0.00% 1,946 $     0.00% 1,918 $     0.00% 1,912 $     0.00%
Interest Bearing Demand
5,480        0.39% 5,537        0.35% 5,803        0.33% 5,895        0.32% 5,984        0.28%
Savings
1,005        0.13% 1,003        0.11% 1,019        0.11% 1,049        0.11% 1,080        0.11%
Certificates of Deposits
4,065        1.13% 4,111        1.17% 3,835        1.21% 3,778        1.21% 3,892        1.20%
Total Interest-Bearing Deposits
10,550 $   0.65% 10,651 $   0.64% 10,657 $   0.62% 10,722 $   0.61% 10,956 $   0.59%
Core Deposits/Total
67.4% 67.3% 69.6% 70.1% 69.8%
Loans(excluding VIE)/Deposits
99.7% 99.8% 99.6% 101.0% 100.7%
3Q12 2Q12 2Q13 1Q13 4Q12

Borrowing Mix & Cost
Borrowing Mix & Cost
Average Balance
($ in Millions)
INT % QTR
Short-Term Borrowings 726 $     0.29% 749 $     0.28% 811 $     0.26% 817 $     0.25% 728 $     0.26%
FHLB Advances 1,082     0.33% 1,073     0.35% 1,167     0.36% 1,155     0.33% 1,042     0.36%
Long Term Debt 686        4.93% 727        4.85% 561        1.19% 509        3.28% 496        3.32%
Total Borrowings 2,494 $  1.58% 2,549 $  1.62% 2,539 $  0.51% 2,481 $  0.91% 2,266 $  0.98%
Off Balance Sheet Swap Impact 675 0.70% 675 0.69% 675 0.71% 927 0.73% 927 0.82%
Total Borrowing Cost
Total Borrowings / Total Assets 12.5% 14.0%
2.31%
14.1%
1.22%
14.1%
1.64%
13.8%
2.28% 1.80%
2Q12 3Q12 4Q12 1Q13 2Q13

Quarterly Fee Revenue
Quarterly Fee Revenue
*Excludes Net realized gain on acquisitions
31
June 30, September 30, December 31, March 31, June 30,
2012 2012 2012 2013 2013
Service charges on deposit accounts 8,583 $    9,013 $              9,158 $             8,672 $     9,347 $
Vehicle origination and servicing fees 2,226       2,470                 3,746                3,354        2,407
Wealth management commissions and fees 12,297     11,923               11,882              12,390      13,289
Commissions on property and casualty insurance sales 3,930       3,158                 3,749                4,542        4,360
Other commissions and fees 4,800       5,387                 6,680                5,237        6,686
Income from bank-owned life insurance 1,631       1,726                 1,603                1,508        1,520
Mortgage banking revenue 4,343       5,113                 4,835                4,110        3,998
Net realized gain (loss) on sales of securities 1,361       31                       (200)                  18             (71)
Other  640          4,840                 2,319                2,813        7,540
Total* 39,811 $  43,661 $            43,772 $           42,644 $   49,076 $
Noninterest Income ($000)

Earnings Drivers
Earnings Drivers
($000)
2Q12 3Q12 4Q12 1Q13 2Q13
Avg. interest-earning assets
$15,332,806 $15,537,037 $15,604,029 $15,642,309 $15,720,859
Net interest margin (FTE)
4.10% 3.92% 4.06% 3.97% 3.88%
Net interest income $152,670 $149,142 $155,304 $149,206 $148,097
Noninterest income 39,811 43,661 43,772 42,644 49,076
Total revenue 192,481 192,803 199,076 191,850 197,173
Noninterest expense 118,157
*
115,959
*
123,814
*
117,729 119,738
Pre-tax, pre-provision income 74,324
*
76,844
*
75,262
*
74,121 77,435
Provision for loan losses 16,000 16,000 13,000 12,000 12,000
Pre-tax income $58,324
*
$60,844
*
$62,262
*
$62,121 $65,435
2013 Financial Targets
FTE margin 3.88%
Loan growth 5.00%
Deposit growth 5.00%
Non-interest income growth 11.00%
Non-interest expense growth -1.00%
Tax rate 31.00%
Note:  The growth percentages included in these financial targets are based upon 2012 reported numbers
* Excludes merger-related and extinguishment of debt expenses

Susquehanna Bank Markets
Susquehanna Bank Markets
Pennsylvania Market:
Adams, PA
Berks, PA
Centre, PA
Cumberland, PA
Dauphin, PA
Lancaster, PA
Lebanon, PA
Lehigh, PA
Luzerne, PA
Lycoming, PA
Northampton, PA
Northumberland, PA
Schuylkill, PA
Snyder, PA
Union, PA
York, PA
Maryland Market:
Allegany, MD
Anne Arundel, MD
Baltimore, MD
Baltimore City, MD
Bedford, PA
Berkley, WV
Carroll, MD
Franklin, PA
Fulton, PA
Garrett, MD
Harford, MD
Howard, MD
Washington, MD
Worcester, MD
Delaware Valley Market:
Atlantic, NJ
Bucks, PA
Burlington, NJ
Camden, NJ
Chester, PA
Cumberland, NJ
Delaware, PA
Gloucester, NJ
Montgomery, PA
Philadelphia, PA

Peer Companies
Peer Companies

BancorpSouth, Inc.
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
F.N.B. Corporation
First Horizon National Corporation
First Niagara Financial Group, Inc.
FirstMerit Corporation
Fulton Financial Corporation
Hancock Holding Company
IBERIABANK Corporation
People's United Financial, Inc.
Prosperity Bancshares, Inc.
Signature Bank
TCF Financial Corporation
UMB Financial Corporation
Valley National Bancorp
Webster Financial Corporation
Wintrust Financial Corporation

Non-GAAP Reconciliation
($ in thousands)
Non-GAAP Reconciliation
($ in thousands)
35
2Q13 1Q13 4Q12 3Q12 2Q12
Efficiency Ratio
Other expense 119,738 $     117,729 $     125,277 $     122,910 $     121,475 $
Less: Merger related expenses 0 0 (1,054) (1,500) (3,318)
Loss on extinguishment of debt 0 0 (409) (5,451) 0
Noninterest operating expense (numerator) 119,738 $     117,729 $     123,814 $     115,959 $     118,157 $
Taxable-equivalent net interest income 151,916 $     153,021 $     159,332 $     152,948 $     156,416
Other income 49,076 42,644 43,772 43,661 39,811
Denominator 200,992 $     195,665 $     203,104 $     196,609 $     196,227 $
Efficiency ratio 59.57% 60.17% 60.96% 58.98% 60.21%
Tangible Common Ratio
End of period balance sheet data
Shareholders' equity 2,644,940 $  2,639,489 $  2,595,909 $  2,584,682 $  2,544,730 $
Goodwill and other intangible assets
(1)
(1,265,016) (1,266,610) (1,263,563) (1,263,361) (1,267,630)
Tangible common equity (numerator) 1,379,924 $  1,372,879 $  1,332,346 $  1,321,321 $  1,277,100 $
Assets 18,083,039 $ 17,967,174 $ 18,037,667 $ 18,106,730 $ 18,040,009 $
Goodwill and other intangible assets
(1)
(1,265,016) (1,266,610) (1,263,563) (1,263,361) (1,267,630)
Tangible assets (denominator) 16,818,023 $ 16,700,564 $ 16,774,104 $ 16,843,369 $ 16,772,379 $
Tangible common ratio 8.21% 8.22% 7.94% 7.84% 7.61%
(1)
Net of applicable deferred income taxes
The efficiency ratio is a non-GAAP based financial measure.  Management excludes merger-related expenses and certain other selected items when calculating this ratio, which is used to measure the relationship of operating expenses to revenues.
The tangible common ratio is a non-GAAP based financial measure using non-GAAP based amounts.   The most directly comparable GAAP- based measure is the ratio of common shareholders’ equity to total assets.  In order to calculate tangible common shareholders equity and assets, our management subtracts the intangible assets from both the common shareholders’ equity and total assts.  Tangible common equity is then divided by the tangible assets to arrive at the ratio.  Management uses the ratio to assess the strength of our capital position.

Non-GAAP Reconciliation
($ in thousands)
Non-GAAP Reconciliation
($ in thousands)
36
2Q13 1Q13 4Q12 3Q12 2Q12
Return on Average Tangible Equity
Income statement data
Net income 45,648 $       42,399 $       43,174 $       36,732 $       37,793 $
Amortization of intangibles, net of taxes at 35% 1,984 2,124 2,127 2,169 2,211
Net tangible income (numerator) 47,632 $       44,523 $       45,301 $       38,901 $       40,004 $
Average balance sheet data
Shareholders' equity 2,648,314 $  2,614,319 $  2,597,254 $  2,562,092 $  2,537,250 $
Goodwill and other intangible assets (1,312,257) (1,312,662) (1,311,192) (1,315,071) (1,320,658)
Tangible common equity (denominator) 1,336,057 $  1,301,657 $  1,286,062 $  1,247,021 $  1,216,592 $
Return on equity (GAAP basis) 6.91% 6.58% 6.61% 5.70% 5.99%
Effect of goodwill and other intangibles 7.39% 7.29% 7.40% 6.71% 7.24%
Return on average tangible equity 14.30% 13.87% 14.01% 12.41% 13.23%
Return on average tangible equity is a non-GAAP based financial measure calculated using non-GAAP based amounts.  The most directly comparable GAAP-based measure is return on average equity.  We calculate return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from our calculation of return on average equity.  Management uses the return on average tangible equity in order to review our core operating results. Management believes that this is a better measure of our performance. In addition, this is consistent with the treatment by bank regulatory agencies, which excludes goodwill and other intangible assets from the calculation of risk-based capital ratios.